UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of earliest event reported):
             February 2, 2005 (January 28, 2005)
                     ___________________

                     TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                        000-32855
                 (Commission  File Number)

          Delaware                       74-2982117
(State or Other Jurisdiction           (IRS Employer
     of Incorporation)               Identification No.)

      401 Whitney Avenue, Suite 400
           Gretna, Louisiana                70056-2596
(Address of Principal Executive Offices)    (Zip Code)

       Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant.

Torch Offshore, Inc. (the "Company") received notice from its auditors, Ernst & Young LLP ("E&Y"), that the client-auditor relationship between the Company and E&Y had ceased effective January 28, 2005.

E&Y audited the Company's financial statements for the fiscal years ended December 31, 2003 and 2002. The audit reports of E&Y on the consolidated financial statements of the Company for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to audit scope or accounting principle; however, the audit report for the year ended December 31, 2003 was modified as to an uncertainty concerning the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years in the period ended December 31, 2003, and in the period subsequent to December 31, 2003 through January 28, 2005, the date of resignation, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference to such matters in their reports.

The Company has furnished a copy of this report to E&Y and requested that E&Y furnish the Company a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Company herein (in response to Item 304(a) of Regulation S-K) and, if not, stating the respects in which they do not agree. A copy of that letter, dated February 2, 2005, is filed as Exhibit
16.1 of this Form 8-K.

E&Y's termination of its relationship with the Company was not recommended or approved by the Audit Committee of the Company's Board of Directors. The Company intends to commence a search for a new independent registered public accounting firm, but has not yet engaged any firm. Following the engagement of such new independent registered public accounting firm, the Company will file an amendment to this report identifying such new firm and the relevant information required by Item 304(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number                Description
--------------                -----------
  16.1             Letter from Ernst & Young LLP.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: February 2, 2005            --------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
  16.1             Letter from Ernst & Young LLP.

                                                Exhibit 16.1

February 2, 2005


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated February 2, 2005 of Torch Offshore, Inc. and are in agreement with the statements contained in paragraphs one, two, three and four on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                   /s/ Ernst & Young LLP